UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
_____________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  July 27, 2011

TUCOWS INC.
(Exact Name of Registrant Specified in Charter)

Pennsylvania (State or Other Jurisdiction of Incorporation)	0-28284 (Commission File Number)	23-2707366 (I.R.S. Employer Identification No.)

96 Mowat Avenue, Toronto, Ontario, Canada, Suite 200	M6K 3M1
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   (416) 535-0123

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement.

On July 27, 2011, Tucows Inc. (the “Company”), through its wholly-owned subsidiary Tucows.com Co (the “Borrower”), amended its existing credit facility (as amended, the “Amended Credit Facility”) with the Bank of Montreal (“BMO” or the “Bank), the terms of which are more fully described in Item 2.03 below.

Item 2.03                      Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant.

Existing Credit Facility

The terms of the Company’s existing credit facility provided for (i) the repayment of the outstanding balance under a previously existing non-revolving, reducing demand loan with the Bank (“Existing Demand Loan 1”), (ii) an additional US$2,000,000 non-revolving, reducing demand loan to the Company (“Existing Demand Loan 2”) to finance the repurchase of shares of the Company’s common stock (“Company Common Stock”), (iii) a US$3,500,000 Treasury Risk Management Facility (the “Treasury Risk Management Facility” and together with Existing Demand Loan 1 and Existing Demand Loan 2, the “2007 Loans”) and (iv) a US$1,000,000 operating demand loan (the “Existing Operating Demand Loan”) to fund operational requirements.

The 2007 Loans are governed by the terms of the Loan Agreement, dated as of July 25, 2007 (as amended from time to time, the “2007 Loan Agreement”) by and among the Company, the Borrower and certain subsidiaries of the Company named therein (the “Guarantors”), and the Financing Commitment, dated as of July 19, 2007, by and between the Borrower and Bank (the “Term Sheet” and together with the 2007 Loan Agreement, as amended from time to time, the “2007 Loan Documents”).  The terms of the 2007 Loan Documents have been described more fully in the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 31, 2007, and such description is incorporated herein by reference.  The Existing Operating Demand Loan is governed by the terms of the Operating Loan Agreement with the Bank (the “2010 Loan Agreement”), which such terms are described in the Offer Letter, dated as of August 30, 2010, by and between the Company and the Bank (the “2010 Offer Letter” and together with the 2010 Loan Agreement, the “2010 Loan Documents”). The terms of the 2010 Loan Documents have been described more fully in the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on September 13, 2010, and such description is incorporated herein by reference.

Amended Credit Facility

Overview

On July 27th, the Company and the Bank amended the Company's credit facility.  The Amended Credit Facility continues to provide for (i) repayment of the current outstanding balance under Existing Demand Loan 1, (ii) the Treasury Risk Management Facility and (iii) the Existing Operating Demand Loan.  Under the Amended Credit Facility,  Existing Demand Loan 2 has been restructured to provide an aggregate of US$8,000,000 in funds available through a demand loan revolving facility (the “2011 DLR Loan”) and a demand loan revolving, reducing facility (the “2011 DLRR Loan”, and together with the 2011 DLR Loan, the “2011 Demand Loan Facilities”).   Advances under the 2011 Demand Loan Facilities are to be used to finance repurchases of Company Common Stock and for certain permitted acquisitions.  The 2011 Demand Loan Facilities are governed by the terms of the Offer Letter, dated as of July 27, 2011, by and between the Borrower and the Bank (the “2011 Offer Letter”).

 Existing Demand Loan 1

Under the Amended Credit Facility, the Borrower is to repay to the US$348,762 balance outstanding as of July 27, 2011 under Existing Demand Loan 1 in equal monthly installments of US$159,520 plus interest.  The Borrower may elect to pay interest on Existing Demand Loan 1 either at the BMO U.S. Base Rate plus 1.30% or at LIBOR plus 3.25%.

Treasury Risk Management Facility

The Amended Credit Facility continues to provide for a US$3,500,000 settlement risk line to assist the Borrower with hedging U.S. dollar exposure through foreign exchange forward contracts and/or currency options.  The Borrower may enter into such agreements at market rates with terms not to exceed 18 months.

Existing Operating Demand Loan

Under the Amended Credit Facility, the Borrower has agreed to pay to the order of the Bank any outstanding principal amounts under the Existing Operating Demand Loan plus interest at a rate of BMO U.S. Base Rate plus 1.25% (amended from 1.30%).  Interest is payable monthly in arrears with any borrowing under the Existing Operating Demand Loan fluctuating widely with periodic clean-up, at a minimum on an annual basis.  The Borrower has also agreed to pay to the Bank a monthly monitoring fee of US$500. The Existing Operating Demand Loan is payable on demand at any time, at the sole discretion of the Bank, with or without cause, and the Bank may terminate the Existing Operating Demand Loan at any time.   The Borrower intends to use the Existing Operating Demand Loan to meet its operating requirements.

2011 Demand Loan Facilities

Under the terms of the Amended Credit Facility, Existing Demand Loan 2 has been restructured to provide an aggregate of US$8,000,000 in funds available through the 2011 Demand Loan Facilities, which consist of the 2011 DLR Loan and the 2011 DLRR Loan.  The 2011 DLR Loan accrues interest at the BMO U.S. Base Rate plus 1.25%.   The Borrower may elect to pay interest on the 2011 DLRR Loan either at the BMO U.S. Base Rate plus 1.25% or LIBOR plus 2.50%. Aggregate advances under the 2011 Demand Loan Facilities may not exceed US$8,000,000 and no more than US$2,000,000 of such advances may be used to finance repurchases of Company Common Stock.  The 2011 Demand Loan Facilities are subject to an undrawn aggregate standby fee of 0.20% following the first draw, which such fee is payable quarterly in arrears.

 Repayment of advances under the 2011 DLR Loan consists of interest only payments made monthly in arrears and prepayment is permitted without penalty.  The outstanding balance under the 2011 DLR Loan as of December 31st of each year is to be fully repaid within 31 days of December 31st through an equivalent advance made under the 2011 DLRR Loan. Advances under the 2011 DLRR Loan will be made annually and solely for such purpose.  Each advance under the 2011 DLRR Loan is to be repaid in equal monthly principal payments plus interest, over a period of four years from the date of such advance.

Advances under the 2011 DLR Loan may be used to finance acquisitions that are approved by the Bank and meet the requirements set forth in the 2011 Offer Letter and to finance repurchases of Company Common Stock.  Multiple draws may be made on the 2011 DLR Loan in any given year; provided, however, that the Borrower may draw on the 2011 DLR Loan only if, at the time of the draw, (i) no event of default is occurring or will occur as a result of the transaction and (ii) the Borrower is in compliance with the covenants set forth in the 2011 Offer Letter. Outstanding amounts under the 2011 Demand Loan Facilities are payable on demand at any time, at the sole discretion of the Bank, with or without cause, and the Bank may terminate these loan facilities at any time.

Amended Credit Facility – General Terms and Conditions

The terms of the existing credit facility required the Borrower to make an annual “cash sweep” payment to the Bank based the Company’s audited financial statements, which such payment was to be applied to outstanding amounts under Existing Demand Loan 1 and Existing Demand Loan 2.  The cash sweep payment for the year ended December 31, 2010, which was payable during the three months ended June 30, 2011, would have been sufficient to fully repay all amounts outstanding under the credit facility with the Bank as of June 30, 2011, which repayment would have been earlier than originally contemplated.  As a result, the Bank and the Company agreed to waive the cash sweep payment that was payable during the three months ended June 30, 2011.  Under the Amended Credit Facility, the Borrower will continue to make annual cash sweep payments to the Bank; provided, however, that such payments will be applied solely to amounts outstanding under the 2011 DLRR Loan in inverse order of maturity, and will no longer be applied to outstanding balances under Existing Demand Loan 1 and Existing Demand Loan 2.

All obligations under the Amended Credit Facility are guaranteed by the Company pursuant to a Guaranty, dated July 25, 2007 (the “Guaranty”), executed by the Company in favor of the Bank, and are secured by a security interest in substantially all of the Company’s assets granted under the Security Agreement (the “Security Agreement”), dated July 25, 2007, executed by the Company in favor of the Bank. Each other Guarantor has similarly guaranteed and secured the Borrowers’ obligations and have entered into similar Guaranty and Security Agreements in favor of the Bank.

Pursuant to the Amended Credit Facility, the Borrower has agreed to comply with certain customary non-financial covenants regarding maintenance of insurance; payment of taxes; disposition of major assets; compliance with statutes and with environmental standards; reporting requirements; timely provision of notices of default; absence of material judgments; access to books and records; prohibition on assumption of additional debt or guarantee obligations by the Borrower, subject to certain exceptions for capital expenditures; and prohibition on the payment of dividends.

The Amended Credit Facility also requires that Borrower comply with the following financial covenants, which are to be calculated on a rolling four quarter basis: Maximum Senior Funded Debt to EBITDA of 2.00:1; (ii) Maximum Total Funded Debt to EBITDA of 2.50:1; and (iii) Minimum Fixed Charge Coverage of 1.20:1 (amended from 1.25:1).  Further, the Borrower’s Maximum Annual Capital Expenditures cannot exceed US$3,600,000 per year, which such limit will be reviewed on an annual basis.

The Amended Credit Facility prohibits the Borrower from, among other things: (i) amalgamating, merging or reorganizing with any corporation; (ii) selling, assigning or otherwise disposing of any fixed asset, machinery, equipment or immovable property subject to the Bank’s security interest; (iii) creating, assuming or permitting to exist any, security interest or other encumbrances on any of its assets ranking prior to or pari passu with or after the assets secured under the Security Agreement, except for permitted encumbrances; and (iv) incurring any new debt.

Under the Amended Credit Facility, the acquisition of any business or entity requires the prior written consent of the Bank.  In addition, any such acquisitions are permitted only so long as (i) no default or event of default exists; (ii) the acquisition is related to the Borrower’s existing lines of business (but may be in a new vertical market or new jurisdiction); (iii) the acquisition is not hostile; and (iv) the Borrower is in compliance with all covenants, representations and warranties under the 2011 Offer Letter and completion of the acquisition will not cause the Borrower to not be in compliance with such covenants, representations and warranties.

The foregoing summary of the Amended Credit Facility, including the 2011 Offer Letter, 2010 Loan Agreement, 2010 Offer Letter, 2007 Loan Agreement, Guaranty Agreement and Security Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of each of the 2011 Offer Letter, 2010 Loan Agreement, 2010 Offer Letter, 2007 Loan Agreement, Guaranty Agreement and Security Agreement, which are included as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 7.01                      Regulation FD Disclosure.

On August 2, 2011, the Company issued a press release announcing its entry, through its wholly-owned subsidiary Tucows (Germany) Inc., into a Stock Purchase Agreement with QSC AG, a corporation organized and existing under the laws of Germany, pursuant to which the Company acquired 100% of the issued and outstanding capital stock of EPAG Domainservices GmbH, a corporation organized and existing under the laws of Germany, for approximately US$2,500,000 (€1,750,000) in an all cash transaction.  The Company funded the purchase price of the acquisition from the 2011 DLR Loan. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

The information furnished pursuant to this Item 7.01 and the accompanying Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, and is not to be incorporated by reference into any filing of the Company.

Item 9.01                      Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Offer Letter, dated July 27, 2011, between Tucows.com Co and the Bank of Montreal.

10.2
Operating Loan Agreement, dated September 10, 2010, between Tucows.com co. and the Bank of Montreal (incorporated herein by reference to Exhibit 10.1 to Tucows Inc.’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on September 13, 2010).

10.3
Offer Letter, dated August 30, 2010, between Tucows Inc. and the Bank of Montreal (incorporated herein by reference to Exhibit 10.2 to Tucows Inc.’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on September 13, 2010).

10.4
Loan Agreement, dated as of June 25, 2007, by and among Tucows.com Co., Tucows (Delaware) Inc., Tucows Inc., Mailbank Nova Scotia Co., Tucows Domain Holdings Co., Innerwise, Inc. and Bank of Montreal (incorporated herein by reference to Exhibit 10.1 to Tucows Inc.’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 31, 2007).

10.5
Guaranty, dated July 25, 2007, by Tucows Inc. in favor of the Bank of Montreal (incorporated herein by reference to Exhibit 10.2 to Tucows Inc.’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 31, 2007).

10.6
Security Agreement, dated July 25, 2007, by Tucows Inc. in favor of the Bank of Montreal (incorporated herein by reference to Exhibit 10.3 to Tucows Inc.’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 31, 2007).

99.1	Press Release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
TUCOWS INC.

By:	/s/ Michael Cooperman
Michael Cooperman
Chief Financial Officer

Dated: August 3, 2011

Exhibit Index

Exhibit No.	Description

10.1	Offer Letter, dated July 27, 2011, between Tucows.com Co and the Bank of Montreal.

10.2
Operating Loan Agreement, dated September 10, 2010, between Tucows.com co. and the Bank of Montreal (incorporated herein by reference to Exhibit 10.1 to Tucows Inc.’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on September 13, 2010).

10.3
Offer Letter, dated August 30, 2010, between Tucows Inc. and the Bank of Montreal (incorporated herein by reference to Exhibit 10.2 to Tucows Inc.’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on September 13, 2010).

10.4
Loan Agreement, dated as of June 25, 2007, by and among Tucows.com Co., Tucows (Delaware) Inc., Tucows Inc., Mailbank Nova Scotia Co., Tucows Domain Holdings Co., Innerwise, Inc. and Bank of Montreal (incorporated herein by reference to Exhibit 10.1 to Tucows Inc.’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 31, 2007).

10.5
Guaranty, dated July 25, 2007, by Tucows Inc. in favor of the Bank of Montreal (incorporated herein by reference to Exhibit 10.2 to Tucows Inc.’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 31, 2007).

10.6
Security Agreement, dated July 25, 2007, by Tucows Inc. in favor of the Bank of Montreal (incorporated herein by reference to Exhibit 10.3 to Tucows Inc.’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 31, 2007).

99.1	Press Release.